UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        July 14, 2005
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.      Entry into a Material Definitive Agreement.

The American Jobs Creation Act of 2004 (the "Act"), which added new Section 409A to the Internal Revenue Code of 1986, as amended, changed the income tax treatment of nonqualified deferred compensation plans and imposed new requirements on both the terms and operation of such plans. As a result of the Act, on July 14, 2005, Unocal Corporation ("Unocal") modified certain of its employee and director deferred compensation plans and adopted a new plan, as discussed below.

Adoption of Unocal Deferred Compensation Plan of 2005
-----------------------------------------------------
On July 14, 2005, the Management Development and Compensation Committee (the "MDCC") of Unocal's Board of Directors approved the adoption of the Unocal Deferred Compensation Plan of 2005 (the "New Deferred Compensation Plan"). The following description of the New Deferred Compensation Plan does not purport to be complete and is qualified in its entirety by Exhibit 10.1, which is incorporated herein by reference.

The New Deferred Compensation Plan provides a select group of management or more highly compensated employees of Unocal and certain of its subsidiaries with the opportunity to defer the receipt of certain cash compensation. The obligations of Unocal under the New Deferred Compensation Plan (the "Deferred Compensation Obligations") will be general unsecured obligations of Unocal to pay deferred compensation in the future to participating eligible employees (the "Participants") in accordance with the terms of the New Deferred Compensation Plan from the general assets of Unocal, and will rank pari passu with other unsecured and unsubordinated indebtedness of Unocal from time to time outstanding.

Each Participant may elect to defer under the New Deferred Compensation Plan a portion of his or her cash compensation that may otherwise be payable in a calendar year. A Participant's compensation deferrals are credited to the Participant's bookkeeping account (the "Account") maintained under the New Deferred Compensation Plan. Participants may elect to have the amounts credited to his or her Account credited with interest at a rate determined annually based on 10-year treasury bill rates. Subject to certain restrictions, each Participant may alternatively elect to have the amounts in the Account indexed against one or more investment options, solely for purposes of determining amounts payable under the New Deferred Compensation Plan. Unocal is not obligated to actually invest any deferred amounts in those investment options. Each Participant's Account is credited on a daily basis with a deemed rate of interest and/or earnings or losses depending upon the investment performance of the deemed investment option.

With certain exceptions, Deferred Compensation Obligations will be paid after the earlier of: (1) a fixed payment date, as elected by the Participant (if any); or (2) the Participant's separation from service with Unocal or its subsidiaries. Participants may generally elect that payments be made in a single sum or installments in the year specified by the Participant or upon their eligible retirement or disability, although payments will be made in the form of a single sum for all other distribution events and Unocal may mandate payment in the form of a single sum in certain circumstances. Additionally, a Participant may elect to receive payment upon a Change of Control, as defined by the Act. The Deferred Compensation Obligations are not subject to redemption, in whole or in part, prior to the individual payment dates selected by the Participants.

The total amount of the Deferred Compensation Obligations is not determinable because the amount will vary depending upon the level of participation by Participants and the amounts of their compensation that they elect to defer under the New Deferred Compensation Plan. The duration of the New Deferred Compensation Plan is indefinite (subject to Unocal's ability to amend or terminate the New Deferred Compensation Plan).

The New Deferred Compensation Plan contains certain changes from the existing Unocal Deferred Compensation Plan as a result of the Act, including changes with respect to the definition of "change of control" for payment purposes, annual deferral and distribution elections and limitations on accelerated distributions, in addition to other technical changes required by the Act.

JOBS Act Amendments to 2004 Directors' Deferred Compensation and Restricted Stock Unit Award Plan
---------------------
On July 14, 2005, the Board of Directors of Unocal approved amendments to the Unocal Corporation 2004 Directors' Deferred Compensation and Restricted Stock Unit Award Plan (the "Directors' Plan") to comply with the requirements of the Act. The following description of the amendments to the Directors' Plan does not purport to be complete and is qualified in its entirety by Exhibit 10.2, which is incorporated herein by reference.

The Directors' Plan amendment added provisions for special distribution elections to be made during 2005 and deleted the early distribution option for funds that were not vested before January 1, 2005. In addition to other technical changes required by the Act, a new definition of "change of control" for payment purposes was added to comply with the Act.


JOBS Act Amendments to Non-Qualified Retirement Plans
-----------------------------------------------------
On July 14, 2005, the Board of Directors of Unocal approved amendments to the Unocal Nonqualified Retirement Plan A1, Unocal Nonqualified Retirement Plan B1, Unocal Nonqualified Retirement Plan C1 (collectively, the "Nonqualified Retirement Plans"), attached hereto as Exhibits 10.3-10.5 respectively. The following description of the amendments to the Nonqualified Retirement Plans does not purport to be complete and is qualified in its entirety by Exhibits 10.3-10.5, which are incorporated herein by reference.

As a result of the Act, the Nonqualified Retirement Plans were amended to add provisions in Section 3.5 thereof to provide for special distribution elections to be made during 2005.

Item 9.01  Financial Statements & Exhibits.

     (c)  Exhibits.

          Exhibit 10.1 - Unocal Deferred Compensation Plan of 2005

          Exhibit 10.2 - 2004 Directors' Deferred Compensation and Restricted
                         Stock Unit Award Plan (as amended and restated effective as of January 1, 2005)

          Exhibit 10.3 - Unocal Nonqualified Retirement Plan A1 (as amended and restated effective July 14, 2005)

          Exhibit 10.4 - Unocal Nonqualified Retirement Plan B1 (as amended and restated effective July 14, 2005)

          Exhibit 10.5 - Unocal Nonqualified Retirement Plan C1 (as amended and restated effective July 14, 2005)

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              UNOCAL CORPORATION
                                              (Registrant)


Date:  July 15, 2005                    By:  /s/John A. Briffett
---------------------                        -----------------------------------
                                              John A. Briffett
                                              Vice President and Comptroller

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